                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                               _________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 4, 1999 (December 17,
1998)

                                 UniComp, Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

Colorado                                    0-15671            84-1023666
----------------------------------------------------------------------------------
(State or Other                             (Commission        (IRS Employer
Jurisdiction of Incorporation)              File Number)       Identification No.)

1850 Parkway Place, Suite 925,              Marietta Georgia   30067
----------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (770) 424-3684


--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

On December 17, 1998, UniComp, Inc. (the "Company") completed the sale of certain assets (the "Assets") of the Company's Northern Ireland subsidiary, Aurora UniComp Limited, to Aurora SX3 Limited (the "Sale"). Aurora UniComp Limited supplies and maintains computer hardware and software. The Assets disposed of include, but are not limited to, the following: plant machinery and motor vehicles, computer and office equipment, furniture, premises, tradename, investments, and intellectual property rights. The Sale was consummated in accordance with the terms of that certain Agreement for the Sale and Purchase of Certain Assets and the Goodwill of Aurora UniComp Limited between Aurora UniComp Limited, Aurora SX3 Limited, and UniComp, Inc., dated December 17, 1998 (the "Sale Agreement").

The consideration paid to the Company in connection with the Sale was as follows: (i) approximately 4.0 million pounds sterling (approximately $ 6.7 million U.S. as of December 17, 1998), of which 0.2 million pounds sterling (approximately $ 0.3 million U.S. as of December 17, 1998) is being withheld pending final calculation of certain completion accounts as set forth in detail in the Sale Agreement; and (ii) assumption of debt of Aurora UniComp Limited totaling approximately 3.3 million pounds sterling (approximately $ 5.5 million U.S. as of December 17, 1998). In addition, Aurora SX3 Limited and UniComp Holdings (UK) Limited executed and entered into a two-year loan whereby Aurora SX3 Limited loaned 0.75 million pounds sterling (approximately $ 1.2 million U.S. as of December 17, 1998) to UniComp Holdings (UK) Limited (the "Loan") and agreed to loan an additional 0.25 million pounds sterling after UniComp Holdings
(UK) Limited timely meets the first twelve installment payments. The Loan bears annual interest at the rate of .5% above the base lending rate of the Bank of Ireland and the Loan shall be repaid in twenty-four equal monthly installment payments of principle and Interest.

The total consideration paid in the Sale was determined through arm's length negotiations between the parties. Neither the Company nor Aurora UniComp, Limited, nor any of their affiliates had, or to the knowledge of the Company or Aurora UniComp Limited, did any director or officer or any associate of any such director or officer of the Company nor Aurora UniComp, Limited, have any material relationship with Aurora SX3 Limited prior to the Sale.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

(a)  Not Applicable.

(b)  UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial statements are based on the historical presentation of the consolidated financial statements of UniComp, Inc. ("UniComp" or the "Company"). The unaudited pro forma balance sheet as of August 31, 1998 gives effect to the Sale as if it occurred on August 31, 1998. The unaudited pro forma statements of operations for the year ended February 28, 1998 and the six months ended August 31, 1998 give effect to the Sale as if it had occurred on March 1, 1997.

The unaudited pro forma financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the Sale been completed as of the dates indicated and is not necessarily indicative of the Company's future financial position or results of operations.

The unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company.

             Unaudited Pro Forma Condensed Combined Balance Sheet
                             As of August 31, 1998
                                (in Thousands)

                                                                    UNICOMP                          PRO FORMA           PRO FORMA
                                                                 CONSOLIDATED          AURORA(1)    ADJUSTMENTS          COMBINED
                                                                 ------------        -----------    -----------          ---------
Current assets:
  Cash and cash equivalents                                      $        618        $         -    $     7,925  (2)     $   8,543
  Accounts and other receivables:
    Trade, net                                                         16,331              7,990                             8,341
    Other receivables                                                     693                159                               534
  Inventory                                                             4,739              1,518                             3,221
  Prepaid expenses                                                        772                 77                               695
  Other                                                                   595                  -                               595
                                                                 ------------        -----------    -----------          ---------
                  Total current assets                                 23,748              9,744          7,925             21,929
                                                                 ------------        -----------    -----------          ---------
Property and equipment, net                                             4,765              1,152                             3,613
                                                                 ------------        -----------    -----------          ---------
Other assets:
    Acquired and developed software, net                                6,525                  -                             6,525
    Goodwill, net                                                       4,591              2,763                             1,828
    Deferred income taxes                                               1,193                  -                             1,193
    Prepaid pension                                                       754                  -                               754
    Investment in joint ventures                                          449                119                               330
    Receivables from related parties                                      534                 85                               449
                                                                 ------------        -----------    -----------          ---------
                  Total other assets                                   14,046              2,967              -             11,079
                                                                 ------------        -----------    -----------          ---------
                  Total assets                                   $     42,559        $    13,863    $     7,925          $  36,621
                                                                 ============        ===========    ===========          =========
Current liabilities:
    Accounts payable                                             $      5,732        $     2,323    $         -          $   3,409
    Accrued expenses                                                    1,978                 58                             1,920
    Deferred revenue                                                    3,653              1,938                             1,715
    Taxes payable                                                       1,262                  -                             1,262
    Other                                                                 121                  -                               121
    Lines of credit                                                     9,719              5,503                             4,216
    Current portion of notes payable                                    1,306                  -            830  (3)         2,136
                                                                 ------------        -----------    -----------          ---------
                  Total current liabilities                            23,771              9,822            830             14,779
                                                                 ------------        -----------    -----------          ---------
Long-term liabilities:
    Notes payable                                                       1,399                108            415  (3)         1,706
    Deferred income taxes                                               1,278                  -                             1,278
    Other long-term liabilities                                            53                  -                                53
                                                                 ------------        -----------    -----------          ---------
                  Total long-term liabilities                           2,730                108            415              3,037
                                                                 ------------        -----------    -----------          ---------
                  Total liabilities                                    26,501              9,930          1,245             17,816
                                                                 ------------        -----------    -----------          ---------
                                                                                                          2,747  (7)
Total stockholders' equity                                             16,058              3,933         (3,933) (6)        18,805
                                                                 ------------        -----------    -----------          ---------
                  Total liabilities and stockholders' equity     $     42,559        $    13,863    $     7,925          $  36,621
                                                                 ============        ===========    ===========          =========

        Unaudited Pro Forma Condensed Combined Statement of Operations
                 For the Twelve Months Ended February 28, 1998
                 (In Thousands, except per share information)

                                                                    UNICOMP                          PRO FORMA           PRO FORMA
                                                                 CONSOLIDATED          AURORA(1)    ADJUSTMENTS          COMBINED
                                                                 ------------        -----------    -----------          ---------
Revenue:
  Equipment                                                      $     25,770        $    14,909     $        -          $  10,861
  Services                                                             17,051              9,662                             7,389
  Software                                                              9,285                                                9,285
                                                                 ------------        -----------    -----------          ---------
       Total revenue                                                   52,106             24,571                            27,535
                                                                 ------------        -----------    -----------          ---------
Cost of sales:
  Equipment                                                            21,166             12,986                             8,180
  Services                                                              2,819              1,833                               986
  Software                                                              3,523                                                3,523
                                                                 ------------        -----------    -----------          ---------
       Total cost of sales                                             27,508             14,819                            12,689
                                                                 ------------        -----------    -----------          ---------
Gross profit                                                           24,598              9,752                            14,846
                                                                 ------------        -----------    -----------          ---------
Operating expenses:
  Selling, general and administrative expenses                         23,243              8,747                            14,496
     Acquisition related charges                                        1,085                  -                             1,085
                                                                 ------------        -----------    -----------          ---------
       Total operating expenses                                        24,328              8,747                            15,581
                                                                 ------------        -----------    -----------          ---------

Operating income                                                          270              1,005                              (735)
                                                                 ------------        -----------    -----------          ---------
Other (expense):
  Other, net                                                               (6)                (3)                               (3)
  Interest, net                                                          (605)              (255)            84  (4)          (434)
                                                                 ------------        -----------    -----------          ---------
       Total other (expense)                                             (611)              (258)           (84)              (437)
                                                                 ------------        -----------    -----------          ---------

Income before provision for income taxes                                 (341)               747            (84)            (1,172)
                                                                 ------------        -----------    -----------          ---------

Provision (Benefit) for income taxes                                      442                347            (28) (5)            67
                                                                 ------------        -----------    -----------          ---------

Income from continuing operations                                $       (783)       $       400    $       (56)         $  (1,239)
                                                                 ============        ===========    ===========          =========
Basic and diluted earnings per share                             $      (0.10)                                          $     (.16)
                                                                 ============                                            =========
Weighted average number of shares - basic and diluted                   7,727                                                7,727


        Unaudited Pro Forma Condensed Combined Statement of Operations
                   For the Six Months Ended August 31, 1998
                 (In Thousands, except per share information)


                                                                    UNICOMP                          PRO FORMA           PRO FORMA
                                                                 CONSOLIDATED          AURORA(1)    ADJUSTMENTS          COMBINED
                                                                 ------------        -----------    -----------          ---------
Revenue:
  Equipment                                                      $     13,484        $     8,493    $         -          $   4,991
  Services                                                             10,281              5,131                             5,150
  Software                                                              3,863                                                3,863
                                                                 ------------        -----------    -----------          ---------
       Total revenue                                                   27,628             13,624                            14,004
                                                                 ------------        -----------    -----------          ---------

Cost of sales:
  Equipment                                                            11,066              7,291                             3,775
  Services                                                              1,583              1,116                               467
  Software                                                              1,706                                                1,706
                                                                 ------------        -----------    -----------          ---------
       Total cost of sales                                             14,355              8,407                             5,948
                                                                 ------------        -----------    -----------          ---------

Gross profit                                                           13,273              5,217                             8,056
                                                                 ------------        -----------    -----------          ---------

Operating expenses:
  Selling, general and administrative expenses                         13,083              4,942                             8,141
                                                                 ------------        -----------    -----------          ---------
     Acquisition related charges                                            -                  -                                 -
                                                                 ------------        -----------    -----------          ---------
       Total operating expenses                                        13,083              4,942                             8,141
                                                                 ------------        -----------    -----------          ---------

Operating income                                                          190                275                               (85)
                                                                 ------------        -----------    -----------          ---------

Other (expense):
  Other, net                                                               (4)                (1)                               (3)
  Interest, net                                                          (446)              (150)           (42) (4)          (338)
                                                                 ------------        -----------    -----------          ---------
       Total other (expense)                                             (450)              (151)           (42)              (341)
                                                                 ------------        -----------    -----------          ---------

Income before provision for income taxes                                 (260)               124            (42)              (426)
                                                                 ------------        -----------    -----------          ---------

Provision (Benefit) for income taxes                                        -                 94            (14) (5)          (108)
                                                                 ------------        -----------    -----------          ---------

Income from continuing operations                                $       (260)       $        30    $       (28)         $    (318)
                                                                 ============        ===========    ===========          =========

Basic and diluted earnings per share                             $      (0.03)                                           $   (0.04)
                                                                 ============                                            =========

Weighted average number of shares - basic and diluted                   7,920                                                7,920


          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1)  Derived from the historical stand alone financial statements of Aurora.

(2) Represents cash proceeds from the Sale of $6.7 million plus the proceeds from the $1.2 million buyer loan discussed below.

(3) Represents a $1.2 buyer loan, payable in 24 equal monthly installments and bearing interest at the base rate of the Bank of Ireland plus .5%.

(4)  Represents interest expense from the $1.2 buyer loan.

(5) Represents the tax effect of the pro forma adjustments using the Company's statutory tax rate of 33%.

(6)  Represents the elimination of the net assets of Aurora.

(7)  Represents the pretax gain on the Sale.

(c)  Exhibits

------------------------------------------------------------------------------------------------
Exhibit 2.1    Agreement for the Sale and Purchase of Certain Assets and the Goodwill of Aurora
               UniComp Limited, dated December 17, 1998.
------------------------------------------------------------------------------------------------
Exhibit 99.1   Loan Agreement by and between Aurora SX3 Limited and UniComp Holdings (UK)
               Limited, dated December 17, 1998.
------------------------------------------------------------------------------------------------
Exhibit 99.2   Mortgage by and between UniComp Holdings (UK) Limited and Aurora SX3 Limited,
               dated December 17, 1998.
------------------------------------------------------------------------------------------------
Exhibit 99.3   Fixed and Floating Charge and Debenture by and between ICS UniComp Limited,
               Unibol Limited, ICS Computing Group Limited, Aurora UniComp Limited, and Aurora
               SX3 Limited, dated December 17, 1998.
------------------------------------------------------------------------------------------------
Exhibit 99.4   Guarantee and Indemnity by and between UniComp, Inc., ICS UniComp Limited,
               Unibol Limited, ICS Computing Group Limited, Aurora UniComp, Limited, and Aurora
               SX3 Limited, dated December 17, 1998.
------------------------------------------------------------------------------------------------

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNICOMP, INC.

Dated: January 4, 1999              By: /s/ Hugh Moore
                                        --------------------
                                    Hugh Moore
                                    Chief Accounting Officer